UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2021

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road Building 1, Suite 279 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 378-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Chief Executive Officer

On May 31, 2021, Mr. Tom Wilkinson resigned from his positions and offices with Sonim Technologies, Inc. (the “Company”) and its affiliates.

In conjunction with his resignation, and also on May 31, 2021, the Company entered into a Separation and Release Agreement (the “Separation Agreement”) with Mr. Wilkinson. Pursuant to the Separation Agreement, the Company agreed to provide severance benefits (consisting of total cash severance pay of $400,000 and reimbursement of premiums to continue health insurance under COBRA for up to one year) to Mr. Wilkinson which are consistent with the severance benefits provided for in Mr. Wilkinson’s employment agreement with the Company, which was filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020. In consideration for such severance benefits, the Separation Agreement includes a general release of claims by Mr. Wilkinson in favor of the Company.

The Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Separation Agreement is qualified in its entirety by reference to such exhibit.

Appointment of President and Chief Operating Officer

In connection with and effective upon Mr. Wilkinson’s separation with the Company on May 31, 2021, the Board appointed Mr. Robert Tirva, the Company’s Chief Financial Officer, to the additional positions of President and Chief Operating Officer of the Company. Mr. Tirva’s biographical information is described in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on August 24, 2020.

There are no arrangements or understandings between Mr. Tirva and any other person pursuant to which Mr. Tirva was appointed as President and Chief Operating Officer and there are no transactions in which Mr. Tirva has an interest that would require disclosure under Item 404(a) of Regulation S-K. No family relationship exists between Mr. Tirva and any director or other executive officer of the Company. Mr. Tirva will serve as the Company’s principal executive officer for SEC reporting purposes.

Item 7.01	Regulation FD Disclosure.

On June 1, 2021, the Company issued a press release announcing Mr. Wilkinson’s separation and Mr. Tirva’s appointment as discussed in Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

The information in this Item 7.01, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	Separation and Release Agreement, dated May 31, 2021, between Sonim Technologies, Inc. and Tom Wilkinson.

99.1	Press Release dated June 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonim Technologies, Inc.

Dated: June 1, 2021	By:	/s/ Robert Tirva
Robert Tirva
President, Chief Financial Officer and Chief Operating Officer